Exhibit 99.2 Investor Presentation Second Quarter 2025

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those regarding Popular’s business, financial condition, results of operations and objectives, performance, earnings and expenses. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond our control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect our future results and financial condition is included in our Form 10-K for the year ended December 31, 2024, our Form 10-Q for the quarter ended March 31, 2025 and the Form 10-Q for the quarter ended June 30, 2025, to be filed with the Securities and Exchange Commission. Our filings are available on our website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). We assume no obligation to update or revise any forward-looking statements which speak as of their respective dates. 2

Q2 2025 Highlights Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q2 2025 Q1 2025 Change Q2 2024 Highlights: Net Income $ 2 10 $ 1 78 $ 3 2 $ 1 78 • Net interest income increased $26 million to $632 million Net Interest Margin (NIM) 3.49% 3.40% 0.09% 3.22% • NIM expanded 9 bps to 3.49%; fully taxable equivalent NIM 1 Net Interest Margin FTE 3.85% 3.73% 0.12% 3.48% expanded 12 bps to 3.85% Total Deposit Costs 1.78% 1.83% (0.05%) 2.10% • Loans held in portfolio grew $931 million or 2.5%, driven by EPS $ 3 .09 $ 2 .56 $ 0 .53 $ 2 .47 commercial and construction loans at both banks • Total deposits increased $1.4 billion or 2.1%; excluding P.R. public Financial Ratios deposits, customer deposits increased by $103 million ROA 1.11% 0.96% 0.15% 0.97% • Total deposit costs decreased 5 bps due to lower costs of P.R. 2 ROTCE 13.26% 11.36% 1.90% 11.77% public deposits in BPPR and deposits at Popular U.S. • Improved credit quality: Ending Balances - NPLs decreased $2 million to $312 million; NPL Ratio at Loans Held in Portfolio $ 38,185 $ 3 7,254 $ 9 31 $ 35,952 0.82% vs. 0.84% in Q1 Total Assets 76,065 74,039 2,026 72,845 - NCO Ratio of 0.45% vs. 0.53% in Q1 Total Deposits 67,217 65,819 1,398 65,531 - ACL-NPL Ratio of 247% vs. 243% in Q1 Borrowings 1,414 1,090 3 24 1,047 • Tangible book value per share increased $3.39 to $75.41 • Common Equity Tier 1 decreased 20 bps to 15.91% Credit Quality Non-Performing Loans (NPLs) $ 3 12 $ 3 14 $ (2) $ 3 42 NPL Ratio 0.82% 0.84% (0.02%) 0.96% Capital Actions: NCO Ratio 0.45% 0.53% (0.08%) 0.61% • Repurchased $112.0 million in common stock at an average price of ACL-NPL Ratio 247% 243% 4% 214% $98.54 per share • On July 16, 2025, we announced: ⁻ a new common stock repurchase program of up to $500 Capital million; as of July 15, 2025, approximately $32.8 million was Common Equity Tier 1 15.91% 16.11% (0.20%) 16.48% still available under the 2024 repurchase program Tangible Book Value Per Share $ 75.41 $ 72.02 $ 3.39 $ 62.71 ⁻ an increase in our quarterly common stock dividend from $0.70 to $0.75 per share, commencing with the dividend payable in the fourth quarter of 2025, subject to the approval by our Board of Directors 3 See Slide 14 for footnotes Differences due to rounding

Business Highlights

BPPR

($ in millions)	Q2 2025	Q1 2025	Change	Q2 2024
Loans Held in Portfolio	$ 26,774	$ 26,093	$ 681	$ 25,111
P.R. Public Deposits	20,918	19,622	1,296	19,722
Total Deposits	55,882	54,647	1,235	54,548
Borrowings	67	66	1	127
Net Interest Margin	3.68%	3.63%	0.05%	3.40%
Total Deposit Costs	1.52%	1.55%	(0.03%)	1.83%

Highlights:

- Loans held in portfolio increased $681 million:
  - commercial and construction loans increased $383 million
  - mortgage loans increased $158 million
  - auto loans and leases increased $76 million
  - personal loans increased $36 million
  - credit card balances increased $28 million
- NIM increased 5 bps to 3.68%:
  - investment securities yields increased 8 bps to 2.60%
  - loan yields decreased 3 bps to 7.86%
  - total deposit costs decreased 3 bps to 1.52%:
    - interest-bearing deposit costs decreased 4 bps
    - P.R. public deposit costs decreased 10 bps

Popular U.S.

($ in millions)	Q2 2025	Q1 2025	Change	Q2 2024
Loans Held in Portfolio	$ 11,380	$ 11,129	$ 251	$ 9,911
Total Deposits	11,946	11,953	(7)	10,018
Borrowings	754	431	323	428
Net Interest Margin	2.93%	2.74%	0.19%	3.01%
Total Deposit Costs	2.95%	3.09%	(0.14%)	2.55%

Highlights:

- Loans held in portfolio increased $251 million:
  - commercial and construction loans increased $251 million
  - mortgage loans increased $13 million
  - consumer loans decreased $13 million
- NIM increased 19 bps to 2.93%:
  - loan yields increased 14 bps to 6.00%
  - total deposit costs decreased 14 bps to 2.95%
- Borrowings increased $323 million due to short-term FHLB advances

Differences due to rounding

4

Financial Summary Quarterly Results (unaudited) ($ in thousands, except EPS) Q2 2025 Q1 2025 Variance Net interest income $ 6 31,549 $ 6 05,597 $ 25,952 Provision for credit losses 48,941 64,081 (15,140) Net interest income after provision for credit losses $ 5 82,608 $ 5 41,516 $ 41,092 Banking fees 110,969 106,980 3 ,989 Asset management and insurance fees 28,379 26,582 1,797 Mortgage banking activities 4 ,872 3 ,689 1 ,183 Equity pickup and other income 24,257 14,810 9,447 Total non-interest income $ 1 68,477 $ 1 52,061 $ 16,416 Total personnel costs 229,355 212,713 16,642 Net occupancy 29,140 27,218 1,922 Technology and software expenses 84,696 83,668 1,028 Transactional services 37,861 37,781 80 Professional fees 28,108 26,825 1,283 Business promotions 26,385 23,675 2,710 Other expenses 57,216 59,132 (1,916) Total operating expenses $ 4 92,761 $ 4 71,012 $ 21,749 Income before income tax 258,324 222,565 35,759 Income tax expense 47,884 45,063 2,821 Net income $ 2 10,440 $ 1 77,502 $ 32,938 EPS $ 3.09 $ 2.56 $ 0.53 ROTCE 13.26% 11.36% 1.90% 5 Differences due to rounding

Net Interest Income and NIM Dynamics Quarter Highlights: Earning Assets 1 (ending balances, $ in billions) • Net interest income increased $26 million to $632 million $72.8 $70.8 $69.7 $69.2 $68.0 • Net interest margin increased 9 bps to 3.49% 0.14 70.00 $38.2 $37.3 • Net interest margin FTE of 3.85% increased 12 bps: $37.1 0.12 $35.6 $36.2 60.00 0.1 - Earning assets yield FTE increased 8 bps to 5.57% 50.00 7.52% 7.56% 7.51% 7.48% 7.50% 0.08 - Loan yield FTE increased 2 bps to 7.50% 40.00 0.06 30.00 - Total deposit costs decreased 5 bps to 1.78% $34.6 $33.6 $33.6 $32.6 $31.8 0.04 20.00 • Money market and investment securities increased $1.0 billion; 0.02 10.00 represent 48% of earning assets 3.47% 3.43% 3.50% 3.38% 3.29% - 0 • Loans held in portfolio increased $931 million Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 • Deposits increased $1.4 billion. Excluding P.R. public deposits, Money market and investment securities Loan balances customer deposits increased $103 million Loan yield (FTE) Money market and investment securities yield Net Interest Income and NIM Sources of Funds ($ in millions) 1 (ending balances, $ in billions) $632 $68.6 $66.9 $66.6 $606 $66.1 $64.7 $591 0.0600 $572 $568 0.07 600 $20.9 60.00 $19.6 $19.7 0.06 $19.5 0.0500 $18.7 500 50.00 0.05 5.57% 0.0400 5.53% 5.49% 5.49% 5.49% 400 4.24% 40.00 4.15% 0.04 3.70% 0.0300 300 30.00 3.32% 3.85% 0.03 3.22% 3.73% 3.62% 3.48% 3.47% 0.0200 $46.3 200 $45.8 $45.4 $46.2 $45.0 20.00 0.02 2.06% 2.01% 0.0100 100 1.87% 0.01 10.00 1.76% 1.72% 1.27% 1.23% 1.21% 1.17% 1.15% - 0 - - Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Net interest income NIM (FTE) Earning assets yield (FTE) Cost of funds Deposits, excl P.R. public deposits P.R. public deposits Borrowings P.R. public deposit costs Deposit Costs, excl P.R. public deposit costs See Slide 14 for footnotes 6 Differences due to rounding

Non-Interest Income Quarter Highlights: Change Q2 2025 vs • Non-interest income of $168.4 million, Q1 Q2 ($ in millions) increased $16.3 million Q2 2025 Q1 2025 Variance Q2 2024 2025 2024 • Banking fees higher by $4.0 million due to Service charges on deposits $ 38.8 $ 39.1 $ (0.2) $ 37.5 (1%) 3% Debit card fees 27.9 26.4 1.5 27.2 6% 3% increased credit and debit card transactions Credit card fees 32.5 30.1 2.4 30.7 8% 6% • Equity pickup and other income increased $9.4 Other fees 11.7 11.4 0.4 11.1 3% 6% million, including: Banking fees $ 111.0 $ 107.0 $ 4.0 $ 106.5 4% 4% - $2.6 million from equity method investments Insurance fees 12.7 11.3 1.4 13.4 12% (5%) Brokerage and asset management fees 9.1 9.0 0.1 7.8 1% 15% - $2.3 million related to a reimbursement Trust fees 6.6 6.3 0.3 6.6 5% 0% from the IRS on excess interest paid Asset management and insurance fees $ 28.4 $ 26.6 $ 1.8 $ 27.8 7% 2% - Positive fair value adjustment of $2.3 million Mortgage banking activities 4.9 3.7 1.2 5.7 32% (15%) for equity securities held for deferred benefit Equity pickup and other income 24.2 14.8 9.4 26.2 63% (8%) plans (which have an offsetting effect on Non-interest income $ 168.4 $ 152.1 $ 16.3 $ 166.3 11% 1% personnel costs) Non-Interest Income ($ in millions) $168 $168 180.00 $166 180.00 $164 $152 160.00 160.00 140.00 140.00 120.00 120.00 100.00 100.00 80.00 80.00 60.00 60.00 40.00 40.00 20.00 20.00 - - Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Banking fees Asset management and insurance Equity pickup and other income Mortgage banking activities Daily car rental income (sold in Q4 2024) 7 Differences due to rounding

Operating Expenses

Quarter Highlights:

- Operating expenses increased $21.7 million or 5% to $492.7 million, mainly due to higher personnel costs
  - Personnel costs increased by $16.6 million, including a $13.0 million accrual related to our profit-sharing plan

$ in millions	Q2 2025	Q1 2025	Variance	Q2 2024	Change Q2 2025 vs Q1 2025	Change Q2 2025 vs Q2 2024
Salaries	$ 132.8	$ 130.9	$ 1.8	$ 128.6	1%	3%
Commissions and incentives	40.6	38.0	2.6	30.6	7%	32%
Pension, postretirement and other[1]	43.1	43.8	(0.7)	38.2	(2%)	13%
Profit sharing	13.0	0.0	13.0	0.0	-	-
Total personnel costs	$ 229.4	$ 212.7	$ 16.6	$ 197.4	8%	16%
Technology and software	84.7	83.7	1.0	79.8	1%	6%
Transactional services	37.9	37.8	0.1	39.1	0%	(3%)
Professional fees	28.1	26.8	1.3	37.7	5%	(26%)
Net occupancy	29.1	27.2	1.9	27.7	7%	5%
Business promotion	26.4	23.7	2.7	25.4	11%	4%
Other expenses	57.2	59.2	(2.0)	62.4	(3%)	(8%)
Operating expenses	**$ 492.7**	**$ 471.0**	**$ 21.7**	**$ 469.6**	**5%**	**5%**

Operating Expenses
($ in millions)



$470
$467
$468
$471
$493
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Personnel costs
Technology and professional fees
Net occupancy and other expenses
Business promotion and transactional services

See Slide 14 for footnotes
Differences due to rounding

8

Capital Popular, Inc. Quarter Highlights: Q2 2025 Q1 2025 • Common Equity Tier 1 Ratio of 15.91% decreased 20 bps driven by loan growth and common stock repurchases 0.2 0.18 1 • TCE Ratio of 6.81% vs. 6.78% in Q1 2025 0.16 17.92% 17.70% 0.14 16.11% 16.17% 15.91% 15.96% • Tangible book value per share increased $3.39 to $75.41 0.12 0.1 0.08 • ROTCE of 13.26% 0.06 8.51% 8.50% 6.81% 6.78% 0.04 • Repurchased $112.0 million in common stock at an average price of 0.02 0 $98.54 per share Common Equity Tier 1 Risk- Total Risk-Based Tier 1 Leverage TCE • On July 16, 2025, we announced: Tier 1 Capital Based Capital Capital ⁻ a new common stock repurchase program of up to $500 million; as BPPR of July 15, 2025, approximately $32.8 million was still available 0.2 under the 2024 repurchase program; and 0.18 0.16 17.24% ⁻ an increase in our quarterly common stock dividend from $0.70 to 16.97% 0.14 15.97% 15.97% 15.70% 15.70% $0.75 per share, commencing with the dividend payable in the 0.12 0.1 fourth quarter of 2025, subject to the approval by our Board of 0.08 Directors 0.06 7.43% 7.20% 0.04 5.22% 4.91% 0.02 Common Equity Tier 1 0 Common Equity Tier 1 Risk- Total Risk-Based Tier 1 Leverage TCE 0.54% Tier 1 Capital Based Capital Capital (0.12%) 16.11% (0.29%) Popular U.S. 15.91% (0.33%) 0.16 0.14 14.49% 14.56% 0.12 13.65% 13.75% 13.65% 13.75% 0.1 11.49% 11.58% 10.96% 10.95% 0.08 0.06 0.04 0.02 0 Q1-25 Net income Dividends Repurchases RWA and other Q2-25 Common Equity Tier 1 Risk- Total Risk-Based Tier 1 Leverage TCE 9 See Slide 14 for footnotes Tier 1 Capital Based Capital Capital Note: Current period ratios are estimated

Non-Performing Assets Non-Performing Assets Quarter Highlights: ($ in millions) • Non-Performing Assets (NPAs) decreased $8 million $472 500 0.04 $444 $438 $435 $424 • Non-Performing Loans (NPLs) decreased $2 million 450 $412 $408 0.035 $366 400 $358 - BPPR NPLs decreased $4 million to $258 million 0.03 350 0.025 - Popular U.S. NPLs increased $2 million to $54 million 300 250 0.02 • NPL inflows decreased $4 million: 200 0.015 - BPPR decreased $5 million, driven by the commercial 150 0.7% 0.01 0.6% 0.6% 0.6% 0.6% portfolio 0.6% 0.6% 0.5% 0.5% 100 0.005 50 - Popular U.S. increased $1 million 0 0 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 NPLs OREO NPAs/Total Assets Non-Performing Loans NPL Inflows ($ in millions) ($ in millions) 450 0.04 $386 80 400 $362 $358 $361 $354 $351 0.035 $342 70 $314 $312 350 0.03 $34 60 300 0.025 $41 $48 $52 $37 250 50 0.02 200 $40 40 1.2% 0.015 $37 1.1% 1.0% 1.0% 1.0% $37 150 1.0% 0.9% $32 0.8% 0.8% 30 0.01 100 $35 20 0.005 50 $26 $23 10 0 0 $14 $9 $9 $9 $8 $6 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 0 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Commercial and Construction Mortgage Popular U.S. BPPR Other NPLs/Loans 10 Differences due to rounding

NCOs and Allowance for Credit Losses Quarter Highlights: • NCOs at $42 million and NCO Ratio of 0.45%, decreased by $7 million and 8 bps, respectively; led by lower consumer NCOs at BPPR • ACL-to-Loans Ratio at 2.02% vs. 2.05% in Q1 2025 Allowance for Credit Losses ACL Movement ($ in millions) ($ in millions) Reserve Reserve $45 $769 $762 Build Balance Balance Build Balance ACL/Loan Portfolios Q4 2024 (Release) Q1 2025 (Release) Q2 2025 Q2 2025 Commercial $ 271 $ 9 $ 279 $ (2) $ 277 1.35% $3 $3 Mortgage 82 2 84 1 85 1.01% $(2) $(42) Leases 16 4 20 (0) 20 1.01% Consumer: 376 2 379 9 387 5.38% Credit Cards 99 (3) 97 (4) 92 7.56% Personal Loans 104 (1) 103 2 105 5.38% Auto 166 6 172 10 182 4.72% Commercial Consumer Q1 Qualitative Q1 2025 ACL N NC CO O s s Ec Ec o on no o mm ic i Sc ce narios Qualitative Reserves Commercial Changes Consumer Changes Q2 2Q 022 5 ACL Other 7 0 7 1 8 4.60% portfolio portfolios 2025 scenarios reserves 2025 Total ACL $ 746 $ 16 $ 762 $ 7 $ 769 2.02% changes ACL changes ACL NCOs and NCO-to-Loans Ratio Consumer NCOs by Loan Portfolio ($ in millions) ($ in millions) 70 $67 $63 70 $62 $58 4.00% 5.00% $59 60 $55 $57 $54 $52 60 $51 $49 $49 50 50 $42 $42 3.00% $41 4.00% 3.56% $33 40 3.26% 3.16% 40 3.01% 2.85% 2.80% $24 2.003% 0 $25 30 3.00% 2.41% 2.33% 20 20 0.71% 0.74% 0.66% 0.65% 0.61% 1.00% 0.53% 0.45% 2.00% 0.39% 1.52% 10 0.29% 10 - 0.00% - 1.00% (10) (10) (20) -1.00% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 0.00% (20) Commercial and Construction Mortgage Leases Consumer NCO% Credit Card Personal Auto Other NCO% 11 Differences due to rounding

Driving Value Market leader in Puerto Rico • Substantial capital and liquidity with diversified deposit base • Well-positioned to take advantage of market opportunities • Focused on customer service supported by broad branch network • Differentiated omnichannel experience • Diversified fee income Franchise • Strong risk-adjusted loan margins driven by a well-diversified portfolio Mainland U.S. banking operation provides geographic diversification • Commercial led strategy directed at small and medium sized businesses • National niche banking focused on homeowners’ associations, healthcare and non-profit organizations • Branch footprint in South Florida and New York Metro We continue to transform our organization to ensure long-term success. Our company-wide, multi-year effort is driving changes by: • Transforming our company: Deliver sustainable profitable growth for our shareholders and invest in technology foundations to enable greater agility, innovation, security and performance Transformation • Transforming customer opportunities: Deepen customer relationships and grow share of wallet, delivered through a modern omnichannel banking experience • Transforming our culture: Increase employee performance and satisfaction with more agile work processes that reinforce Popular’s values and desired behaviors • Repurchased $112.0 million in common stock at an average price of $98.54 per share • On July 16, 2025, we announced: ⁻ a new common stock repurchase program of up to $500 million; as of July 15, 2025, approximately $32.8 million was still available under the 2024 repurchase program Capital Actions ⁻ an increase in our quarterly common stock dividend from $0.70 to $0.75 per share, commencing with the dividend payable in the fourth quarter of 2025, subject to the approval by our Board of Directors 12

Guidance 2025 Guidance (Market Dependent) Original FY 2025 Guidance Q2 2025 Commentary for Q2 2025 Now expect 10%-11% YoY growth driven by fixed Net Interest Income 7%-9% increase for the year Updated asset repricing, loan growth and deposit balances $155 million - $160 million Now expect higher end of guidance for the year Non-Interest Income Updated per quarter based on YTD results and seasonal activity in Q4 Now expect 45-65 bps annualized due to credit NCOs 70-90 bps annualized Updated performance YTD and stable outlook for remainder of the year Now expect 4%-5% for the year due to profit Operating Expenses 4% increase for the year Updated sharing and performance-based incentives Now expect 18%-20% due to higher tax exempt Effective Tax Rate 19%-21% Updated income Reaffirm original guidance range of 3%-5% based 3%-5% accelerating as the Loan Growth Updated on YTD growth and expected repayments in Popular year progresses U.S. 13

Footnotes Slide 3: 1- Fully taxable equivalent (“FTE”) net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for the GAAP to non- GAAP reconciliation. 2- Return on average tangible common equity (“ROTCE”) represents a non-GAAP financial measure. See table R in the Corporation's earnings press release for the reconciliation of GAAP to non-GAAP financial measures. Slide 6: 1- Balances are as of end of period. Slide 8: 1- Pension, postretirement and other combines “pension, postretirement and medical insurance” and “other personnel costs, including payroll taxes” as presented in the Consolidated Statement of Operations. Slide 9: 1- TCE ratio is defined as the ratio of tangible common equity to tangible assets. 14

Investor Presentation Second Quarter 2025 Appendix

Corporate Structure

Franchise

Industry	Financial Services
Headquarters	San Juan, Puerto Rico
Assets	$76 billion (among top 50 BHCs in the U.S.)
Loans	$38 billion
Deposits	$67 billion
Banking branches	153 in Puerto Rico, 40 in the U.S. (28 in New York and New Jersey and 12 in Florida) and 9 in the U.S. and British Virgin Islands
NASDAQ ticker symbol	BPOP
Market Cap	$7.5 billion

Summary Corporate Structure


POPULAR.
Assets = $76 billion
Banco Popular de Puerto Rico
Popular Securities LLC
Popular's Insurance Subsidiaries
Popular North America, Inc.
Holding Co. (including equity investments)
Popular Bank
Puerto Rico Operations
Assets = $61 billion
United States Operations
Assets = $15 billion

Selected equity investments:
Banco BHD León under Corporate segment

Banco BHD León

- Dominican Republic bank
- 15.63% stake
- 2024 net income of $272 million

16

Q2 2025 vs. Q1 2025 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q2 2025 Q1 2025 Variance Q2 2025 Q1 2025 Variance Net interest income $ 538 $ 522 $ 16 $ 1 02 $ 93 $ 9 Provision for credit losses 42 54 (12) 6 11 (5) Net interest income after provision for credit losses 496 468 28 9 6 82 14 Non-interest income 1 46 1 38 8 7 6 1 Operating expenses $ 422 $ 405 $ 17 $ 7 1 $ 66 $ 5 Income before income tax 2 20 2 01 1 9 3 2 22 1 0 Income tax expense 35 35 - 9 7 2 Net income $ 185 $ 166 $ 19 $ 2 3 $ 15 $ 8 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q2 2025 Q1 2025 Variance Q2 2025 Q1 2025 Variance Total assets $ 60,929 $ 59,289 $ 1,640 $ 1 4,865 $ 14,530 $ 335 Total loans HIP 26,774 26,093 681 1 1,380 11,129 251 Total deposits 55,882 54,647 1,235 1 1,946 11,953 (7) Asset Quality BPPR Popular U.S. Q2 2025 Q1 2025 Variance Q2 2025 Q1 2025 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 0.96% 1.00% (0.04%) 0.47% 0.47% 0.00% Non-performing assets / Total assets 0.50% 0.53% (0.03%) 0.37% 0.36% 0.01% Allowance for credit losses / Total loans (HIP) 2.53% 2.59% (0.06%) 0.79% 0.77% 0.02% 17 Differences due to rounding

Loan Composition and Yields Highlights: Loans Held-in-Portfolio Average Yield • Loans held-in-portfolio increased $931 (ending balances, million or 2.5%, compared to Q1 2025 $ in millions) Q2 2025 Q1 2025 Variance Q2 2025 (FTE) $ $ $ $ Commercial 19,090 18,566 524 18,676 6.73% ⁻ The increase was primarily driven by the commercial and construction Construction 1,468 1,359 109 1,459 8.19% portfolios in BPPR and Popular U.S., Mortgage 8,444 8,274 171 8,339 5.89% and the mortgage portfolio in BPPR 5,854 5,778 76 8.49% Auto loans and leases 5,901 • Average loan yield FTE of 7.50% Consumer 3,329 3,278 51 3,210 14.00% Total Loans $ 38,185 $ 37,254 $ 931 $ 37,585 7.50% Loan Composition (ending balances, $ in billions) 45.00 $38.2 40.00 $37.3 $37.1 $37.1 $36.2 $35.1 $3.3 35.00 $3.3 $3.3 $3.3 $32.1 $3.3 $3.3 $29.3 30.00 $3.1 $8.4 $8.1 $8.1 $8.3 $8.0 $2.6 $7.7 25.00 $7.4 $5.9 $7.5 $5.8 $5.8 $5.8 $5.7 $5.4 20.00 $1.5 $1.3 $1.3 $1.4 $5.1 $1.1 $1.0 $4.8 $0.8 15.00 $0.7 10.00 $19.1 $18.7 $18.7 $18.6 $18.1 $17.7 $15.7 $13.7 5.00 - 2021 2022 2023 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Commercial Construction Auto loans and Leases Mortgage Consumer 18 Differences due to rounding

Deposit Composition and Costs Highlights: • Deposits at $67.2 billion in Q2 2025, with P.R. public deposits representing 31% of total deposits • Total deposit costs excluding P.R public deposits demonstrate the stability of core deposits, low cost and low betas • Total cost of deposits at 1.78%, decreased 5 bps due to lower costs of P.R. public deposits in BPPR and deposits at Popular U.S. Deposit Composition (ending balances, $ in billions) 80.00 $67.2 $67.0 $65.5 $65.8 $64.9 $63.6 $63.7 70.00 $61.2 60.00 $20.4 $20.9 $19.6 $19.7 $19.5 $18.1 $18.7 $15.2 50.00 $6.7 $6.8 40.00 $8.4 $8.8 $7.9 $8.4 $8.4 $8.4 30.00 $15.9 $14.7 $14.6 $14.5 $14.6 $14.3 $14.1 $14.2 20.00 $8.3 $8.5 $7.7 $7.4 $7.2 $7.7 $8.0 $8.0 10.00 $16.0 $15.7 $15.4 $15.5 $15.3 $15.1 $15.2 $15.1 - 2021 2022 2023 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Non-interest bearing NOW and Money market Savings Time deposits P.R. public deposits Deposit Costs Trends 4.24% 4.15% 0.045 3.69% 3.70% 0.04 3.32% 3.22% 0.035 0.03 2.16% 2.10% 0.025 1.96% 1.83% 1.78% 1.68% 0.02 0.015 0.67% 0.01 0.18% 0.39% 1.27% 0.005 1.23% 1.21% 1.17% 1.15% 0.91% 0.05% 0 0.29% 0.23% 2021 2022 2023 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Total deposit costs Total deposit costs excl P.R. public deposit costs P.R. public deposit costs 19 Differences due to rounding

Deposit Beta

- BPPR's retail and commercial accounts are low beta products and will react more slowly to changes in short-term interest rates
- High beta P.R. public deposits represent 31% of total deposits
- P.R. public deposits are linked to market rates but respond with a lag to changes in spot rates
- We expect that higher beta products in Popular U.S. will show similar elasticity to declining rates through the cycle


Deposits by Type
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
78%
22%
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Jun-23
Dec-23
Jun-24
Dec-24
Jun-25
Non-Int Bearing
Int Bearing


Retail Int Bearing Deposits
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Jun-23
Dec-23
Jun-24
Dec-24
Jun-25
Retail - Int Bearing
Fed Funds Target

Deposit Mix (by Type)

Deposit Mix	Retail	Commercial	Public	Wholesale
Non Int Bearing	7%	15%	0%	0%
Int Bearing	31%	9%	32%	5%


Commercial Int Bearing Deposits
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Jun-23
Dec-23
Jun-24
Dec-24
Jun-25
Commercial - Int Bearing
Fed Funds Target


Public Int Bearing Deposits
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Jun-23
Dec-23
Jun-24
Dec-24
Jun-25
Public - Int Bearing
Fed Funds Target

20

Investment Portfolio

Quarter Highlights:

- Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt for P.R. corporations
- Investment portfolio duration of 2.0 years; including cash, 1.6 years
- Unrealized loss in the AFS portfolio decreased by $63 million
- Market value of U.S. Treasuries held to maturity stood at $7.5 billion, approximately $20 million higher than book value
- Invested approximately $2.4 billion in U.S. Treasury notes with an average duration of 1.4 years and a yield of approximately 4.0%

	$ in millions	Q2 2025						Variance to Q1 2025	
	Description	Amortized Cost	% of Portfolio	Book Value	Gain / (Loss)	Yield	Maturity / WAL[1]	Amortized Cost	Gain / (Loss)
	Money Markets (Cash at Federal Reserve)	$6,330	18.4%	$6,330	$0	4.4%	-	$146	$0
AFS	U.S. T-bills	7,909	23.0%	7,909	(0)	4.2%	0.1	(693)	(1)
	U.S. Treasuries	7,531	21.8%	7,504	(27)	3.2%	1.4	1,798	33
	Agency MBS/CMO	6,088	14.8%	5,077	(1,011)	1.8%	7.2	(172)	30
	Total AFS	21,529	59.6%	20,489	(1,039)	3.2%	2.4	933	63
HTM	U.S. Treasuries[2]	7,867	21.7%	7,480	(387)	1.3%	2.0	(152)	46
	Other	63	0.2%	63	-	1.8%	13.8	0	-
	Total HTM	7,930	21.9%	7,542	(387)	1.3%	2.1	(152)	46
	Total Trading	30	0.1%	30	0	4.9%	6.2	2	(0)
	Total Portfolio	$35,819	100.0%	$34,392	($1,427)	3.0%	1.9	$929	$109



Maturities: US Treasury Notes (AFS & HTM)
$ Millions
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Dec-26 Mar-27 Jun-27 Sep-27 Dec-27 Mar-28 Jun-28 Sep-28 Dec-28 Mar-29 Jun-29 Sep-29
Yield
Legacy New
1.35% 4.01%
UST Legacy (Pre 2024)
UST New (2024-2025 Program)



Maturity Profile
30%
25%
20%
15%
10%
5%
0%
28%
26%
25%
3%
1%
1%
3%
1%
11%
0 - 3 yrs
4 - 5 yrs
6 - 7 yrs
8 - 10 yrs
U.S. T-bills
U.S. Treasuries - AFS
U.S. Treasuries - HTM
Agency MBS/CMO

[1] Maturity expressed in years; In the case of mortgage-backed securities and CMO's, it represents the weighted average life of the bonds assuming market consensus prepayment speeds

[2] The book value includes $387 million of unrealized loss in AOCI related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity with an unrealized loss of $873 million at the time of transfer, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026.

Differences due to rounding

21

Allowance for Credit Losses – Q2 2025

ACL Movement:

- Moody's baseline forecast assumes a slowdown in economic activity for the U.S. in 2025 and 2026
- Changes in the forecast of income-based variables as well as the U.S. unemployment rate contributed to higher reserves
- Increase in qualitative reserves was mainly reflected in the U.S. CRE portfolio

Economic Scenarios:

- Baseline scenario assigned the highest probability, followed by the S3 (pessimistic) scenario
- The probability assigned to the S3 (pessimistic) scenario remains at elevated levels due to current uncertainty in the markets
- 2025 annualized GDP growth (baseline):
  - P.R consistent with previous period at 0.30%
  - U.S. decreased to 1.28% from 2.25%
- 2025 forecasted average unemployment rate (baseline):
  - P.R. remains near historically low levels at 5.60%
  - U.S. increased to 4.22% from 4.11%


ACL Movement
($ in millions)
$762
$(42)
$3
$3
$(2)
$45
$769
Q1 2025 ACL
NCOs
Economic scenarios
Qualitative reserves
Commercial portfolio changes
Consumer portfolios changes
Q2 2025 ACL

Economic Activity Projections			
U.S.	**2024**	**2025**	**2026**
1Q25 Baseline	2.78%	2.25%	1.65%
S1 - Stronger Growth		2.90%	2.66%
S3 - Recession		0.32%	(0.65%)
2Q25 Baseline	2.80%	1.28%	1.49%
S1 - Stronger Growth		1.68%	2.64%
S3 - Recession		0.47%	(1.71%)
P.R.			
1Q25 Baseline	0.70%	0.27%	0.08%
S1 - Stronger Growth		0.51%	0.24%
S3 - Recession		(0.51%)	(0.43%)
2Q25 Baseline	1.06%	0.30%	0.26%
S1 - Stronger Growth		0.47%	0.58%
S3 - Recession		(0.01%)	(0.85%)

Unemployment Rates Projections			
U.S.	**2024**	**2025**	**2026**
1Q25 Baseline	4.03%	4.11%	4.16%
S1 - Stronger Growth		3.54%	3.27%
S3 - Recession		6.27%	8.20%
2Q25 Baseline	4.03%	4.22%	4.81%
S1 - Stronger Growth		3.88%	3.88%
S3 - Recession		5.34%	8.19%
P.R.			
1Q25 Baseline	5.65%	5.76%	6.04%
S1 - Stronger Growth		5.46%	5.54%
S3 - Recession		6.73%	7.83%
2Q25 Baseline	5.64%	5.60%	6.12%
S1 - Stronger Growth		5.43%	5.67%
S3 - Recession		6.10%	7.57%

22

Non-Owner Occupied CRE Portfolio Highlights: Non-Owner Occupied CRE • Non-Owner Occupied CRE (CRE NOO) exposure mainly in ($ in millions) $5,541 $5,521 retail, hotels and office space $5,363 $5,185 $5,005 • Office exposure limited to 1.8% of total loan portfolio and 5,000 $2,227 $2,191 $2,117 $2,037 2.0% $2,025 13% of CRE NOO: 4,000 1.30% 1.30% 1.06% 1.05% 1.02% 1.5% - Office space mainly in mid-rise properties with 3,000 $3,314 diversified tenants across both regions $3,247 $3,148 $3,330 $2,980 1.0% 2,000 - Average loan size at $2.4 million 0.30% 0.30% 0.5% 0.27% 1,000 0.20% 0.20% • Favorable credit risk profile with low level of NCOs, NPLs, criticized and classified loans 0 0.0% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 • Non-Performing loans flat at 0.25% of loans BPPR Popular U.S. NPL/Loans ACL/Loans • Allowance for credit losses to loans held-in-portfolio at 1.07% Non-Owner Occupied CRE Balance by property type Other Credit Metrics 7% Health Facility Metric Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 4% Mixed use Retail 30-89 DPD/Loans 0.14% 0.26% 0.20% 0.07% 0.06% 5% 33% NPL/Loans 0.17% 0.19% 0.27% 0.26% 0.25% Industrial NCO Ratio -0.01% 0.00% -0.06% -0.05% -0.03% 8% ACL/Loans 1.28% 1.30% 1.02% 1.05% 1.07% ACL/NPL 754.88% 691.89% 377.29% 410.78% 422.98% Classified Loans/Loans 2.47% 1.34% 3.01% 3.23% 4.08% Shelters 11% Office Space 13% Hotels 19% 23

Multifamily Loan Portfolio Highlights: Multifamily Loans • 88% of the portfolio concentrated in Popular U.S. ($ in millions) $2,521 • Strong credit risk profile with low levels of delinquency, $2,406 $2,400 $2,385 $2,375 2,500 NCOs and classified loans: 1.4% $2,214 $2,100 $2,092 $2,080 $2,067 2,000 1.2% - 30-89 DPD/Loans at 0.44% 0.60% 0.57% 0.50% 1.0% 0.40% - Classified loans at 1.27% 1,500 0.38% 0.8% - NCO Ratio 0.00% 1,000 0.6% 0.43% 0.40% 0.40% 0.37% 0.37% • Allowance for credit losses (“ACL”) to loans held-in- 0.4% 500 portfolio at 0.67% 0.2% • New York portfolio: $305 $306 $308 $308 $306 0 0.0% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 - $1.5 billion or 3.9% of our total loan portfolio BPPR Popular U.S. NPL/Loans ACL/Loans - Underwritten based on current rental income at origination - No exposure to rent controlled buildings Multifamily Loans - Rent stabilized units represent less than 40% of the Balance by state total units in the loan portfolio with the majority Other originated after 2019 NJ 1% 4% PR 8% Credit Metrics Metric Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 30-89 DPD/Loans 0.13% 0.12% 0.29% 0.23% 0.44% FL NPL/Loans 0.38% 0.37% 0.37% 0.37% 0.43% 28% NCO Ratio 0.00% 0.00% 0.00% 0.00% 0.00% NY 59% ACL/Loans 0.47% 0.40% 0.38% 0.57% 0.67% ACL/NPL 122.28% 109.72% 105.20% 153.90% 153.60% Classified Loans/Loans 1.12% 1.30% 1.10% 0.97% 1.27% 24

Auto Loan Portfolio Highlights: Delinquency Avg. 2011-2019 6/30/2025 ($in millions) • Improvements in credit quality of originations 6.17% 4.29% • Auto balances have steadily increased since the pandemic 4500 0.06 $3,862 $3,819 $3,821 $3,820 $3,773 $3,707 4000 $3,661 $3,633 $3,566 • Delinquency and NCOs at levels below the pre-pandemic 0.05 3500 benchmark in Q2 2025 $2,918 5.00% 4.73% 3000 0.04 4.67% 4.46% 4.29% • NCOs have continued to improve during 2025 4.20% 4.64% 2500 3.86% 0.03 3.66% 3.57% 2000 • FICO mix of originations have remained robust, with 1500 0.02 weighted-average FICO scores of approximately 739 1000 0.01 • Q2 2025 originations were approximately a 67%/33% split 500 $135 $131 $153 $173 $143 $168 $178 $191 $136 $166 between new/used auto loans 0 0 Q4 2019 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 30+ DPD Portfolio 30+ DPD/Portfolio FICO Mix of Originations (% of approved amount) NCOs and NCO-to-Loan Ratio 739 737 732 731 729 723 721 719 720 ($ in millions) Avg. 2011-2019 YTD 700 100% 1.88% 1.05% 4% 5% 5% 6% 6% 6% 7% 7% 8% 2% 6% 4% 4% 3% 7% 7% 2% 600 9% 20 0.03 80% 23% 26% 24% 24% 23% 18 500 30% 26% 27% 0.025 26% 16 60% 14 2.44% 400 0.02 12 300 10 0.015 40% 8 70% 67% 66% 66% 65% 200 61% 60% 60% 0.01 58% 6 20% 4 100 0.005 0.68% 2 $17.6 $2.5 $9.7 $15.6 $13.8 $10.3 $16.9 $19.0 $13.5 $6.6 0 0 0% 0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q4 2019 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 700+ 625-699 <625 No FICO WA FICO Auto NCOs NCOs % 25

Credit Card Portfolio Highlights: Delinquency Avg. 2011-2019 6/30/2025 ($in millions) • Improvements in credit quality of originations 3.74% 4.01% • Balances continue to increase due to higher originations 1400 0.06 and increased usage post pandemic $1,218 $1,215 $1,187 $1,188 $1,163 0.055 $1,142 $1,136 $1,124 1200 $1,077 $1,057 0.05 • Delinquency and NCOs continue above the pre-pandemic 0.045 1000 4.85% benchmark, with delinquency showing improvements over 0.04 4.62% 4.58% 0.035 800 4.16% the prior quarter 4.09% 4.06% 4.01% 0.03 3.45% 3.44% 600 0.025 • FICO mix of originations have remained robust, with 2.84% 0.02 weighted-average FICO scores of approximately 772 400 0.015 0.01 200 0.005 $39 $30 $37 $46 $46 $48 $55 $59 $54 $49 0 0 Q4 2019 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations NCOs and NCO-to-Loan Ratio (% of approved amount) 772 ($in millions) 768 754 753 Avg. 2011-2019 YTD 748 748 750 749 750 0% 2% 2% 2% 2% 3.67% 5.59% 3% 3% 4% 100% 5% 700 2% 1% 1% 1% 3% 2% 2% 3% 2% 20 0.07 600 18 80% 30% 32% 0.06 42% 45% 44% 16 43% 45% 500 45% 44% 5.78% 0.05 14 60% 400 12 0.04 10 300 40% 0.03 8 67% 65% 200 3.21% 55% 6 53% 0.02 51% 51% 50% 49% 49% 20% 4 100 0.01 2 $8.3 $6.5 $8.6 $10.8 $14.0 $13.7 $14.9 $16.9 $16.4 $17.3 0% 0 0 0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q4 2019 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Credit Card NCOs NCOs % 750+ 650-749 <650 No FICO WA FICO 26

P.R. Personal Loan Portfolio Highlights: Delinquency Avg. 2011-2019 6/30/2025 ($ in millions) • Credit quality of originations remains strong 3.61% 2.70% 2000 0.06 • Portfolio balances have increased since the pandemic, but $1,792 $1,776 $1,763 $1,754 $1,754 $1,756 $1,746 $1,745 $1,686 1800 at a slower pace since 2024 due to tightening measures 0.05 1600 $1,368 • Delinquency remained below the average pre-pandemic 1400 0.04 benchmark 1200 1000 0.03 • NCO ratio of 3.56% showed improvements over the prior 3.19% 3.15% 800 3.09% 3.01% 2.97% quarter 2.92% 2.87% 2.77% 2.70% 0.02 2.61% 600 • FICO mix of originations have remained robust, with 400 0.01 weighted-average FICO scores of 747 in recent vintages 200 $43 $44 $51 $53 $51 $54 $56 $53 $49 $48 0 0 Q4 2019 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations NCOs and NCO- to Loan Ratio (% of approved amount) ($ in millions) Avg. 2011-2019 YTD 748 747 746 738 741 740 738 738 736 2.53% 3.86% 0% 0% 0% 1% 1% 2% 2% 3% 3% 700 100% 25 0.07 2% 3% 3% 3% 3% 3% 3% 4% 5% 600 0.06 80% 20 500 49% 48% 0.05 46% 51% 53% 56% 50% 56% 49% 60% 15 400 0.04 4.19% 300 0.03 3.56% 40% 10 200 0.02 49% 49% 49% 44% 20% 43% 43% 43% 5 40% 41% 100 0.01 $14 $13 $17 $20 $22 $21 $22 $23 $18 $16 0% 0 0 0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q4 2019 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 750+ 650-749 <650 No FICO WA FICO Personal loan NCOs NCO % 27

P.R. Public Sector Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of June 30, 2025, our direct exposure to P.R. municipalities amounted to $362 million, flat when compared to the prior quarter Municipalities Outstanding P.R. Sector Exposure Obligations of municipalities are backed by real and ($ in millions) Loans Securities Total personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Municipalities $ 351 $ 1 1 $ 362 Indirect exposure Indirect exposure $ 168 $ 4 4 $ 212 Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related 28

Popular's Credit Ratings

Senior Unsecured Ratings		
Fitch	BBB-	Stable Outlook
S&P	BB+	Stable Outlook
Moody's	Ba1	Stable Outlook



2018
May
Fitch revised outlook to Positive
2019
April
Moody's upgrades to B1 from B2
S&P revised outlook to Positive
May
Fitch upgrades to BB from BB-
2020
March
S&P lowers outlook to Stable
2021
March
Moody's revised outlook to Positive
April
Moody's upgrades to Ba3 from B1
Fitch and S&P revised outlook to Positive
June
Fitch upgrades to BBB- from BB, revised outlook to Stable
2022
April
S&P upgrades to BB+ from BB-, revised outlook to Stable
September
Moody's upgrades to Ba1 from Ba3, revised outlook to Stable

29

Investor Presentation Second Quarter 2025